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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2004

                            -------------------------

                            CENTURY ALUMINUM COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                                 0-27918                              13-3070826
(State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
        Incorporation)


          2511 GARDEN ROAD
       BUILDING A, SUITE 200
        MONTEREY, CALIFORNIA                                    93940
(Address of principal executive offices)                     (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 28, 2004, Century Aluminum Company ("Century") and its subsidiary borrowers and guarantors under the Revolving Credit Agreement, dated as of April 2, 2001 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Revolving Credit Facility"), entered into a Consent and Fourth Amendment to Revolving Credit Agreement effective as of October 29, 2004 (the "Fourth Amendment") with Fleet Capital Corporation, as agent and lender, and a syndicate of other lenders party to the Revolving Credit Facility. The Fourth Amendment amends the Revolving Credit Facility to permit Century to make additional loans and/or equity contributions to its subsidiary, Nordural ehf. ("Nordural"), in an amount of up to $75 million (in addition to previously permitted investments) to finance a portion of the costs associated with the ongoing expansion of the Nordural facility and to provide working capital to Nordural. Century is required to have borrowing availability of at least $50 million under the Revolving Credit Facility at the time of making any loan or contribution of all or any part of the $75 million to Nordural.

         Credit Suisse First Boston, which is a lender party to the Fourth Amendment, Fleet Capital Corporation and/or their affiliates have from time to time performed and may in the future perform various financial advisory, commercial banking and investment banking services for us in the ordinary course of business, for which they received or will receive customary fees. An affiliate of Credit Suisse First Boston acted (i) as an underwriter in connection with Century's April 2004 public equity offering of its common stock and (ii) as dealer manager and solicitation agent in connection with Century's tender offer and consent solicitation for its 11.75% senior secured first mortgage notes due 2008. Affiliates of Credit Suisse First Boston and Fleet Capital Corporation were initial purchasers in connection with Century's (i) private offering of $175.0 million aggregate principal amount of its 1.75% Convertible Senior Notes due August 1, 2024 and (ii) private offering of $250.0 million aggregate principal amount of its 7.5% Senior Notes due August 15, 2014. Credit Suisse First Boston and Fleet Capital Corporation and/or their affiliates may also participate in a planned new term loan facility to be entered into by Nordural.

         The description of the Fourth Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1.



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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)  EXHIBITS

         The following exhibits are filed with this report:

Exhibit Number     Description
--------------     -----------
         10.1      Consent and Fourth Amendment to Revolving Credit Agreement, dated as of October 29,
                   2004, by and among Century Aluminum Company, Berkeley Aluminum, Inc., Century
                   Aluminum of West Virginia, Inc., Century Kentucky, Inc., Metalsco, Ltd., and NSA
                   Ltd., as Borrowers, the Lenders, Fleet Capital Corporation, as agent for the Lenders, and Skyliner, Inc., Virgin Islands Alumina Corporation LLC, and Hancock Aluminum LLC,
                   as Guarantors.
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                                      ****

         This Current Report on Form 8-K may contain "forward-looking statements" within the meaning of the U.S. federal securities laws. Century has based its forward-looking statements on current expectations and projections about the future; however, these statements are subject to risks, uncertainties and assumptions, any of which could cause Century's actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in Century's filings with the U.S. Securities and Exchange Commission. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CENTURY ALUMINUM COMPANY


     Date:  December 29, 2004            By:  /s/ David W. Beckley
                                             ----------------------------------
                                         Name: David W. Beckley
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
         10.1      Consent and Fourth Amendment to Revolving Credit Agreement, dated as of October 29,
                   2004, by and among Century Aluminum Company, Berkeley Aluminum, Inc., Century
                   Aluminum of West Virginia, Inc., Century Kentucky, Inc., Metalsco, Ltd., and NSA
                   Ltd., as Borrowers, the Lenders, Fleet Capital Corporation, as agent for the Lenders, and Skyliner, Inc., Virgin Islands Alumina Corporation LLC, and Hancock Aluminum LLC,
                   as Guarantors.

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